UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

Jones Energy, Inc.

 (Exact name of registrant as specified in its charters)

Delaware (State or other jurisdiction of incorporation or organization)	001-36006 (Commission File Number)	80-0907968 (IRS Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas (Address of principal executive offices)	78746 (Zip Code)

Registrant’s telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 23, 2015, Jones Energy Holdings, LLC and Jones Energy Finance Corp., both subsidiaries of Jones Energy, Inc. (the “Company”), issued a press release announcing their offer to exchange any and all of their $500,000,000 outstanding principal amount of 6.750% Senior Notes due 2022 for an equal amount of new 6.750% Senior Notes due 2022. The terms of the exchange offer are described in the prospectus as filed with the Securities and Exchange Commission on February 23, 2015. The press release announcing the exchange offer is filed herewith as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

99.1        Press Release of Jones Energy Holdings, LLC and Jones Energy Finance Corp., dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: February 23, 2015	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Jones Energy Holdings, LLC and Jones Energy Finance Corp., dated February 23, 2015.